Emerald Holding, Inc. First Quarter 2023 May 3, 2023 Exhibit 99.2

Notes Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This document contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; expectations regarding interest rates and economic conditions and the Company’s 2022 and 2023 financial guidance expectations. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believes, “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. In particular, statements regarding the post-pandemic recovery for live events, expected free cash flow generation, and the multiple avenues to return to organic growth are each forward-looking statements among others. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts. Past results are not indicative of future performance.

Participants Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key Q1 2023 Takeaways Event revenues are progressing toward, and in some cases exceeding, pre-pandemic levels, highlighting sustained demand for events; Emerald set up for future growth as post-COVID-19 recovery cycle continues Trajectory of recovery and company growth supports outlook for $400+ million in Revenue and $100+ million in Adjusted EBITDA in FY 2023 Emerald continues to launch and acquire new products and services that are complementary to its core business to better support customers year-round Acquired Lodestone Events in January 2023 Repurchased 5.1 million shares, or 7.5% of common stock outstanding, in Q1 to take advantage of value dislocation Continue to generate positive free cash flow, supported by low-CAPEX requirements and working capital dynamics of events business where cash is collected in advance of an event staging

Revolutionizing the Trade Show Model Integrating technology and first party data to create a next-generation B2B platform Connections (91% of Q1 2023 revenues(1)) – Collection of leading B2B trade shows and conferences that bring together industry-specific communities Emerald’s Core Services Content – B2B websites and publications that provide industry specific business news and information across 20 sectors Commerce – SaaS software enabling year-round B2B buying and selling which averages $1 billion per month of wholesale gross transaction volume (1) Includes revenues from Trade Shows and Other Events.

Enduring Value of Trade Shows (1) Source: CEIR, Omnichannel Marketing Insights Report 1 (https://www.tsnn.com/news/ceir-launches-optimistic-first-report-omnichannel-marketing-insights-series). (2) Source: Gartner, What Marketing Budgets Look Like in 2022 (https://www.gartner.com/en/articles/what-marketing-budgets-look-like-in-2022). (3) Source: PwC, Global Entertainment & Media Outlook 2022-2026 (https://www.marketingcharts.com/industries/business-to-business-226291). In-person trade shows and events continue to be an integral part of businesses’ marketing budgets, and among the highest ROI. 40% of businesses say B2B exhibitions provide the highest value for their marketing objectives(1) 18% Of Chief Marketing Officers cite customer acquisition, retention and engagement as their #1 priority in 2022, up from 10% in 2021(2) 17.6% 2021-2026 CAGR projected for B2B trade show market size(3) Generate leads and sales Introduce new products Build brands Strengthen relationships Educate the market Service customers Fulfill procurement needs Source new suppliers Reconnect with existing suppliers Identify trends Learn about new products / services Network with industry peers Value to Exhibitors Value to Attendees

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Daily content and insights across 20 industries Scaled B2B marketplace Increased cadence of online offerings Emerald Xcelerator Targeted accretive M&A Partnership opportunities 365-Day Engagement Hired a head of product to action the holistic consolidated customer database 3-year brand operating plans across portfolio Value-based pricing structure Customer Centricity Portfolio Optimization Improved customer retention Higher revenue per customer Focused investment in evolving brands New revenue streams Powerful first party data Improved cross selling efforts New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories

Acquisitions and New Event Launches Driving Portfolio Optimization Strategic expansion into high growth industries and categories Community platform for creating relationships across the mental health ecosystem Fosters connections between mental health innovators and corporate leaders seeking solutions for their organizations and employees Select New Event Launches New event launches expected to contribute 1-2 percentage points of organic revenue growth per year Launching in 2023 8 Social 3rd Party Direct & Retail Digital Recent Acquisitions Leading B2B media company in the cannabis industry with portfolio of media brands + widely attended annual expo B2B e-commerce SaaS platform Premier global B2B event and thought leadership platform in the advertising, media and technology sectors Leading product database and integrator service provider for commercial AV Leading national trade show focused on educational spaces and equipment Subscription-based photography business education and e-learning service + conference Wholesale online marketplace platform to be combined with Emerald’s iconic NY NOW brand Producer of Overland Expo adventure travel shows B2B event dedicated to the Latin food and beverage sector Strengthens Emerald’s portfolio of leading food & beverage brands Launching Sept. 2023 Educational platform that bridges business and Web3 innovation Will host second iteration at Retail Innovation Conference and Expo (RICE) with a focus on retail sector applications Returning in June 2023 Leveraging the expertise of the Lodestone team, launching a consumer adventure travel and lifestyle show in June 2023 Leads into Emerald’s high profile Outdoor Retailer event Launching in June 2023

Q1 2023 Financial Highlights and Current Liquidity Position

EMERALD

Emerald experienced year over year growth across all categories as recovery momentum continues

Earnings Results	
	• Revenues of $122.3 million • Diluted earnings per share of ($0.04) • Net income of $7.1 million • Adjusted EBITDA of $36.5 million[(1)] • Free cash flow of $5.2 million[(2)] • Q1 2023 results reflect impact of Lodestone acquisition and share repurchases
Highlights and Developments	• Staged 35 in-person events as post-COVID rebound continued to drive attendance • Acquired Lodestone Events in January 2023 • Events accounted for 91% of Q1 revenues
Balance Sheet (as of 3/31/2023)	• $217.3 million of cash and cash equivalents • Full availability on $110 million revolver. • Net debt of $198.0 million, including $415.3 million outstanding term loan balance • Repurchased 5.1 million shares of common stock in Q1 2023 at average price of $3.34 per share



Net Income (Loss)
($ in Millions)
$16.1
$7.1
Q1 2022
Q1 2023



Diluted Income Per Share
$0.04
($0.04)
Q1 2022
Q1 2023



Adj. EBITDA(1)
($ in Millions)
Dotted lines include insurance proceeds
$49.3
$25.6 ex insurance
$36.5
Q1 2022
Q1 2023



Free Cash Flow(2)
($ in Millions)
Dotted lines include insurance proceeds
$29.8
$6.1 ex insurance
$5.2
Q1 2022
Q1 2023

(1) See slide 13 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds.

(2) The calculation of first quarter 2023 Free Cash Flow excluding event cancellation insurance proceeds, net, includes acquisition related transaction costs of $0.7 million, acquisition integration and restructuring-related transition costs of $1.7 million, and non-recurring legal, audit and consulting fees of $1.8 million. The calculation of first quarter 2022 Free Cash Flow excluding event cancellation insurance proceeds, net, includes acquisition related transaction costs of $0.8 million, integration-related transition costs of $0.1 million, and non-recurring legal and consulting fees of $0.4 million. The total of these items is $4.2 million and $1.3 million for the quarters ended March 31, 2023 and 2022, respectively.

9

On average, revenue per event is progressing toward normalized levels Guidance implies 25% EBITDA margins, with room for continued improvement to pre-COVID margins of ~35%+ Year-to-date Free Cash Flow consistent with expected seasonal patterns 10 2023 Guidance Signals Covid Recovery and Company Growth Revenue ($ in Millions) Adjusted EBITDA ex-Insurance(2) ($ in Millions) (1) See slide 14 of this presentation for a reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow. (2) See slide 13 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. 2023 Guidance FY 2023 Revenue to exceed $400 million FY 2023 Adjusted EBITDA to exceed $100 million FY 2023 Free Cash Flow to exceed $60 million before benefits of working capital(1) $400.0 Guidance

Conservative Balance Sheet and Strong Liquidity: Capital Structure As of March 31, 2023 Convertible Preferred Shares Issued $400M of Convertible Preferred Stock in 2020 during COVID business disruption Shares have an accumulated accreting return of 7% per annum on liquidation preference paid in-kind Emerald can force conversion of preferred shares after June 29, 2023, if common stock price exceeds $6.16 for 20 consecutive trading days (1) Debt includes outstanding gross balance of term loan. (2) Consolidated trailing twelve month EBITDA as of March 31, 2023 as defined in Amended and Restated Senior Secured Credit Facilities. Debt Full availability on $110 million revolver $415.3 million term loan balance outstanding as of March 31, 2023 following prepayment of $100 million in December 2022   Common Shares Outstanding 62.8M       Preferred Shares     Liquidation Preference per Share as of March 31, 2023 $6.78   Initial Conversion Price / 3.52   Common Shares per Converted Preferred Share = 1.93 shares   Convertible Preferred Shares Outstanding × 71.4M   Additional Common Shares from Preferred Conversion = 137.5M       Total Shares (as-converted basis) 200.3M   Debt(1) $415.3M   Cash and Cash Equivalents $217.3M   Net Debt $198.0M   Trailing Twelve Month EBITDA(2) $102.9M   Net Debt / EBITDA 1.9x

Appendix

    Three Months Ended March 31,     2023     2022     (dollars in millions) (unaudited) Net income   $ 7.1     $ 16.1 Add (deduct):           Interest expense, net     6.9       3.9 Provision for (benefit from) income taxes     2.7       (0.8) Goodwill impairment charge(1)     —       6.3 Intangible asset impairment charge(2)     —       1.6 Depreciation and amortization     13.5       14.3 Stock-based compensation     2.1       2.1 Deferred revenue adjustment     —       0.2 Other items(3)     4.2       5.6 Adjusted EBITDA   $ 36.5     $ 49.3 Deduct:           Event cancellation insurance proceeds     —       23.7 Adjusted EBITDA excluding event cancellation insurance proceeds   $ 36.5     $ 25.6 Adjusted EBITDA UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA For the three months ended March 31, 2022, represents non-cash charges of $6.3 million for goodwill in connection with the Company’s interim testing of goodwill for impairment resulting from the change in operating segments and reporting units that occurred in the first quarter of 2022. Intangible asset impairment charges for the three months ended March 31, 2022 represent non-cash charges of $1.6 million for certain indefinite-lived intangible assets in connection with the Company’s interim testing of intangibles for impairment. Other items for the three months ended March 31, 2023 included: (i) $0.7 million in acquisition-related transaction costs; (ii) $1.7 million in acquisition integration and restructuring-related transition costs, including one-time severance expense of $0.5 million and (iii) $1.8 million in non-recurring legal, audit and consulting fees. Other items for the three months ended March 31, 2022 included: (i) $4.3 million in non-cash expense related to the remeasurement of contingent consideration; (ii) $0.4 million in non-recurring legal, audit and consulting fees; (iii) $0.8 million in acquisition-related transaction costs and (iv) $0.1 million in transition expenses.

Free Cash Flow UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW     Three Months Ended March 31,     2023     2022     (dollars in millions) (unaudited) Net Cash Provided by Operating Activities   $ 8.9     $ 33.0 Less:           Capital expenditures     3.7       3.2 Free Cash Flow   $ 5.2     $ 29.8 Event cancellation insurance proceeds     —       (23.7 Free cash flow excluding event cancellation insurance proceeds net   $ 5.2     $ 6.1